    AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON OCTOBER 5, 1994
                                                      REGISTRATION NO. 33-
- --------------------------------------------------------------------------------
- --------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                           -------------------------

                                    FORM S-8
                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933

                           -------------------------

                            LEAR SEATING CORPORATION
             (Exact name of registrant as specified in its charter)

          DELAWARE                                      13-3386776
(State or other jurisdiction of           (I.R.S. Employer Identification No.)
 incorporation or organization)

                              21557 TELEGRAPH ROAD
                              SOUTHFIELD, MICHIGAN                  48034
                    (Address of principal executive offices)      (zip code)

LEAR SEATING CORPORATION        AND       LEAR SEATING CORPORATION       AND         LEAR SEATING CORPORATION
1988 STOCK OPTION PLAN                     1992 STOCK OPTION PLAN                      1994 STOCK OPTION PLAN
                                          (Full title of the plans)

                             JAMES H. VANDENBERGHE
                            EXECUTIVE VICE PRESIDENT
                            LEAR SEATING CORPORATION
                              21557 TELEGRAPH ROAD
                           SOUTHFIELD, MICHIGAN 48034
                    (Name and address of agent for service)

                                 (810) 746-1500
         (Telephone number, including area code, of agent for service)

                        CALCULATION OF REGISTRATION FEE
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
                                                                        PROPOSED
                                                       PROPOSED          MAXIMUM
                                                        MAXIMUM         AGGREGATE        AMOUNT OF
      TITLE OF SECURITIES          AMOUNT TO BE     OFFERING PRICE      OFFERING       REGISTRATION
      TO BE REGISTERED(1)         REGISTERED(1)        PER SHARE        PRICE(2)            FEE
- -----------------------------------------------------------------------------------------------------
Common Stock, $.01 par value...  4,619,815 shares         (2)          $22,249,801       $4,449.96
- -------------------------------------------------------------------------------
- -------------------------------------------------------------------------------

(1) To be offered by the Company pursuant to the Plans described herein.

(2) Computed in accordance with Rule 457(h). A total of 4,619,815 shares will be issued upon the exercise of outstanding stock options for an aggregate exercise price of $22,249,801. Of the total amount, 2,080,815 shares will be issued upon the exercise of stock options at a price of $1.29 per share,
     1,914,000 shares will be issued upon the exercise of stock options at a price of $5.00 per share and 498,750 shares will be issued upon the exercise of stock options at a price of $15.50 per share. In accordance with Rule 457(c), and solely for the purpose of calculating the registration fee, the proposed maximum aggregate offering price for the remaining 126,250 shares to be registered was $2,264,295 based on $17.94, the average price of the Common Stock as reported on the New York Stock
     Exchange on September 30, 1994.
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- --------------------------------------------------------------------------------

                                     PART I

              INFORMATION REQUIRED IN THE SECTION 10(A) PROSPECTUS

     The information called for in Part I of Form S-8 is not being filed with or included in this Form S-8 (by incorporation by reference or otherwise) in accordance with the rules and regulations of the Securities and Exchange Commission.

                                    PART II

               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

ITEM 3. INCORPORATION OF DOCUMENTS BY REFERENCE

     Lear Seating Corporation (the "Registrant") hereby incorporates the following documents herein by reference:

     (a) The Registrant's prospectus dated April 6, 1994 filed pursuant to Rule 424(b) under the Securities Act of 1933, as amended (the "Securities Act"), relating to its registration statement on Form S-1 (File No. 33-52565) filed on March 8, 1994, as amended by Amendment No. 1 filed on April 1, 1994 and by Amendment No. 2 filed on April 5, 1994, including the Registrant's audited financial statements for the fiscal year ended June 30, 1993 and the six months ended December 31, 1993;

     (b) All other reports filed pursuant to Sections 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") on or after June 30, 1993; and

     (c) The description of the Registrant's Common Stock, $.01 par value, contained in the Registrant's registration statement on Form 8-A filed pursuant to Section 12(b) of the Exchange Act, dated April 1, 1994, as amended by the Company's Amendment No. 1 on Form 8A/A filed on April 5, 1994.

     In addition, all documents subsequently filed by the Registrant pursuant to Sections 13(a), 13(c), 14 and 15(d) of the Exchange Act after the date of this registration statement and prior to the filing of a post-effective amendment to this registration statement which indicates that all securities offered hereby have been sold or which deregisters all such securities then remaining unsold shall be deemed to be incorporated herein by reference and to be a part hereof from the date of filing of such documents.

     Any statement contained in a document incorporated or deemed to be incorporated by reference herein shall be deemed to be modified or superseded for purposes of this registration statement to the extent that a statement contained herein or in any subsequently filed document which also is or is deemed to be incorporated by reference herein modifies or supersedes such statement. Any such statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this registration statement.

ITEM 4. DESCRIPTION OF SECURITIES

     Not Applicable.

ITEM 5. INTERESTS OF NAMED EXPERTS AND COUNSEL

     None.

ITEM 6. INDEMNIFICATION OF DIRECTORS AND OFFICERS

     As authorized by Section 145 of the General Corporation Law of Delaware (the "Delaware Corporation Law"), each director and officer of the Registrant may be indemnified by the Registrant against expenses (including attorney's fees, judgments, fines and amounts paid in settlement) actually and reasonably incurred in connection with the defense or settlement of any threatened, pending or completed legal proceedings in which he is involved by reason of the fact that he is or was a director or officer of the Registrant if he acted in good faith and in a manner that he reasonably believed to be in or not opposed to the best interests of the Registrant, and, with respect to any criminal action or proceeding, if he had no reasonable cause to believe that his conduct was unlawful. If the legal proceeding, however, is by or in the right of the Registrant, the director or officer may not be indemnified in respect to any claim, issue or matters as to which he shall have been adjudged to be liable for negligence or misconduct in the performance of his duty to the Registrant unless a court determines otherwise.

     Article Five of the Restated Certificate of Incorporation of the Registrant provides that no director of the Registrant shall be personally liable to that Registrant or its stockholders for monetary damages for any breach of his fiduciary duty as a director; provided, however, that such clause shall not apply to any liability of a director (1) for any breach of his duty of loyalty to the Registrant or its stockholders, (2) for acts or omissions that are not in good faith or involve intentional misconduct or a knowing violation of the law,
(3) under Section 174 of the Delaware Corporation Law, or (4) for any transaction from which the director derived an improper personal benefit. In addition, Article Six of the Restated Certificate of Incorporation of the Registrant and Article VIII of the Amended and Restated By-Laws of the Registrant provide for the indemnification of the Registrant's directors and officers.

     The Registrant has directors and officers liability insurance that insures the directors and officers of the Registrant against certain liabilities. In addition, Lehman Brothers, Inc. has agreed to indemnify Jeffrey P. Hughes, David
P. Spalding, James A. Stern, Eliot Fried and Alan Washkowitz, each being a director of the Registrant, in connection with their service as directors of the Registrant.

ITEM 7. EXEMPTION FROM REGISTRATION CLAIMED

     Not Applicable.

ITEM 8. EXHIBITS

 4.1      Stock Option Agreement dated as of September 29, 1988 between Lear Seating
          Corporation and certain management investors (filed as Exhibit 10.6 to Lear
          Holdings Corporation's and the Registrant's Registration Statement on Form S-1 (No.
          33-25256))*
 4.2      Lear Seating Corporation 1992 Stock Option Plan (filed as Exhibit 10.7 to the
          Registrant's Annual Report on Form 10-K for the year ended June 30, 1993)*
 4.3      Amendment to 1992 Stock Option Plan dated as of December 31, 1993
 4.4      Lear Seating Corporation 1994 Stock Option Plan
 4.5      Form of certificate for the Registrant's Common Stock, par value $.01 per share
   5      Opinion of Winston & Strawn, counsel to the Registrant, as to the legality of the
          Common Stock being registered
23.1      Consent of Arthur Andersen & Co.
23.2      Consent of Coopers & Lybrand
23.3      Consent of Winston & Strawn (included in their opinion filed as Exhibit 5)
24.1      Powers of Attorney (included on the signature page hereof)

- -------------------------
* Incorporated herein by reference.

ITEM 9. UNDERTAKINGS

     (a) The undersigned Registrant hereby undertakes:

          (1) To file, during any period in which offers or sales are being made of the securities registered hereby, a post-effective amendment to this registration statement:

          (i) To include any prospectus required by Section 10(a)(3) of the Securities Act;

          (ii) To reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in this registration statement;

          (iii) To include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement;

provided, however, that paragraphs (a)(1)(i) and (a)(1)(ii) of this section do not apply if the registration statement is on Form S-3, Form S-8 or Form F-3, and the information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed with or furnished to the Commission by the Registrant pursuant to Section 13 or Section 15(d) of the Exchange Act that are incorporated by reference in the registration statement.

          (2) That, for the purpose of determining any liability under the Securities Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

          (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

     (b) The undersigned Registrant hereby further undertakes that, for purposes of determining any liability under the Securities Act, each filing of the Registrant's annual report pursuant to Section 13(a) or Section 15(d) of the Exchange Act (and, where applicable, each filing of the annual report of the employee benefit plans pursuant to Section 15(d) of the Exchange Act) that is incorporated by reference in the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

     (c) Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Southfield, Michigan on the 5th day of October, 1994.

                                            LEAR SEATING CORPORATION

                                            By: /s/ KENNETH L. WAY
                                                Kenneth L. Way
                                                Chairman of the Board and
                                                Chief Executive Officer

     KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Kenneth L. Way, Robert E. Rossiter and James H. Vandenberghe and each of them (with full power to each of them to act alone), his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any or all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all said attorneys-in-fact and agents, or any of them, or their substitutes, may lawfully do or cause to be done by virtue hereof.

     Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

               SIGNATURE                                TITLE                       DATE
- ----------------------------------------     ---------------------------    --------------------
           /s/ KENNETH L. WAY                Chairman of the Board and      October 5, 1994
- ----------------------------------------       Chief Executive Officer
             Kenneth L. Way

         /s/ ROBERT E. ROSSITER              Director, President and        October 5, 1994
- ----------------------------------------       Chief Operating Officer
           Robert E. Rossiter

       /s/ JAMES H. VANDENBERGHE             Executive Vice President       October 5, 1994
- ----------------------------------------       and Chief Financial
         James H. Vandenberghe                 Officer (Principal
                                               Financial and Principal
                                               Accounting Officer)

                                             Director
- ----------------------------------------
            Larry W. McCurdy

         /s/ GIAN ANDREA BOTTA               Director                       October 5, 1994
- ----------------------------------------
           Gian Andrea Botta
                                             Director
- ----------------------------------------
              Eliot Fried

               SIGNATURE                                TITLE                       DATE
- ----------------------------------------     ---------------------------    --------------------
          /s/ ROBERT W. SHOWER               Director                       October 5, 1994
- ----------------------------------------
            Robert W. Shower

         /s/ JEFFREY P. HUGHES               Director                       October 5, 1994
- ----------------------------------------
           Jeffrey P. Hughes

         /s/ DAVID P. SPALDING               Director                       October 5, 1994
- ----------------------------------------
           David P. Spalding

           /s/ JAMES A. STERN                Director                       October 5, 1994
- ----------------------------------------
             James A. Stern

          /s/ ALAN WASHKOWITZ                Director                       October 5, 1994
- ----------------------------------------
            Alan Washkowitz

                                 EXHIBIT INDEX

                                                                                      SEQUENTIAL
EXHIBIT                                                                                  PAGE
NUMBER                                  DESCRIPTION                                     NUMBER
- ----      -----------------------------------------------------------------------     ----------
 4.1      Stock Option Agreement dated as of September 29, 1988 between Lear
          Seating Corporation and certain management investors (filed as Exhibit
          10.6 to Lear Holdings Corporation's and the Registrant's Registration
          Statement on Form S-1 (No. 33-25256))*
 4.2      Lear Seating Corporation 1992 Stock Option Plan (filed as Exhibit 10.7 to the Registrant's Annual Report on Form 10-K for the year ended June
          30, 1993)*
 4.3      Amendment to 1992 Stock Option Plan dated as of December 31, 1993
 4.4      Lear Seating Corporation 1994 Stock Option Plan
 4.5      Form of certificate for the Registrant's Common Stock, par value $.01 per share
   5      Opinion of Winston & Strawn, counsel to the Registrant, as to the legality of the Common Stock being registered
23.1      Consent of Arthur Andersen & Co.
23.2      Consent of Coopers & Lybrand
23.3      Consent of Winston & Strawn (included in their opinion filed as Exhibit
          5)
24.1      Powers of Attorney (included on the signature page hereof)

- -------------------------
* Incorporated herein by reference.